UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1023 Cherry Road, Memphis, Tennessee	38117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Wright Medical Group, Inc., a Delaware corporation ("the Company”) has filed this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed on February 27, 2014 (the “2013 Form 10-K”) to reflect changes in the Company's reporting segments which took effect during the first quarter of 2014.

Prior to the June 2013 announcement of the divestiture of our OrthoRecon business, our chief executive officer, who is our chief operating decision maker, managed our operations as two reportable business segments: Extremities and OrthoRecon. Following this announcement, all historical operating results for the OrthoRecon segment were reflected within discontinued operations in the consolidated financial statements. For the remainder of 2013, we operated our continuing operations as one reportable business segment. As previously reported on our Quarterly Report on Form 10-Q filed April 30, 2014, during the first quarter of 2014, our management, including our chief executive officer, who is our chief operating decision maker, began managing our operations as three operating business segments: U.S., International and BioMimetic, based on management's change to the way it monitors performance, aligns strategies, and allocates resources results in a change in our reportable segments. These consolidated financial statements and related footnotes, including prior year financial information, are presented to reflect the new reportable segments.

Attached as Exhibit 99.1 are the recast consolidated financial statements and revised notes to the consolidated financial statements, as well as the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2013 Form 10-K, other than the dual date to reflect the recast and reissuance. Only the following notes have been revised and updated from their previous presentation to reflect the Company's three reporting segments:

Note 1 - Organization and Description of Business
Note 12 - Goodwill and Intangibles
Note 20 - Segment Data

Similarly, Management's Discussion and Analysis of Financial Condition and Results of Operations of the 2013 Form 10-K has been revised and updated from its previous presentation to reflect the Company's three reporting segments. The revised presentation is attached as Exhibit 99.2

The change in segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows, as reflected in the recasted consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The recast consolidated financial statements do not represent a restatement of previously issued consolidated financial statements.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2013 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2013 Form 10-K to reflect events or occurrences after the date of the filing of the 2013 Form 10-K. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2013 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2013 Form 10-K, including, Forms 10-Q for the first, second and third quarters of 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting

101
The following materials from Wright Medical Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2013 formatted in XBRL (Extensible Business Reporting Language): (1) the Consolidated Balance Sheets, (2) Parenthetical Data to the Consolidated Balance Sheets, (3) the Consolidated Statements of Operations, (4) Parenthetical Data to the Consolidated Statements of Operations, (5) the Consolidated Statements of Cash Flows (6) the Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income and (7) Notes to Consolidated Financial Statements, tagged as blocks of text.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2014

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting

101
The following materials from Wright Medical Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2013 formatted in XBRL (Extensible Business Reporting Language): (1) the Consolidated Balance Sheets, (2) Parenthetical Data to the Consolidated Balance Sheets, (3) the Consolidated Statements of Operations, (4) Parenthetical Data to the Consolidated Statements of Operations, (5) the Consolidated Statements of Cash Flows (6) the Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income and (7) Notes to Consolidated Financial Statements, tagged as blocks of text.